UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-6194

UTC North American Fund, Inc.
(Exact name of registrant as specified in charter)

C/O U.S. Bancorp Fund Services, LLC
615 E. Michigan St., Third Floor, Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Foley & Lardner LLP
777 E. Wisconsin Ave., Milwaukee, WI 53202
(Name and address of agent for service)

1-800-368-3322
Registrant's telephone number, including area code

Date of fiscal year end: December 31, 2010

Date of reporting period:  June 30, 2010

Item 1. Reports to Stockholders.

UTC North American Fund, Inc.
Letter to Shareholders

Advisors Report
For the six months ended June 30th 2010, the UTC North American Fund generated a return of -6.20%, compared to the Fund’s benchmark, which returned -3.01%. The benchmark consists of a 70%/30% weighting between the S&P 500 Equity Index and the Barclays Capital Government/ Credit Bond index.  The Fund entered into the second quarter of 2010 with a greater portion of funds invested in equities relative to bonds. Unfortunately, bonds produced much better returns than equities for the six months ending June 30th 2010. The aforementioned was the main reason for the Fund’s underperformance relative to its benchmark. For the period under review, bonds produced a return of 5.49%, whereas equities produced a return of -7.57%.

Investments in the Fund were negatively affected by certain global events and economic data coming out of the United States.  Greece’s national debt problems and British Petroleum’s oil spill were some of the major global events which caused the value of investments in the Fund to decline. Also having a negative effect on the Fund was the U.S.’ rising level of unemployment and Gross Domestic Product growth, which slowed to 2.40% at the end of the second quarter, compared to 2.70%, in the first quarter of 2010. Canadian investments were also negatively affected given the country’s close ties to the United States.

For the first six months of the year, the S&P 500 Equity Index posted losses of 7.57%. Moreover, the U.S. equity markets continued to be extremely volatile as concerns about the U.S. entering back into a recession continued to dominate news headlines.

All U.S. equity sectors posted negative returns for the six months ended June 30th 2010. However, on a relative basis, the top performing sectors for the same six month period were Industrials (-1.94%), Consumer Discretionary (-2.28%), Financials (-4.20%) and Consumer Staples (-4.25%).

The Canadian equity markets also posted negative returns for the six month period under review, with the S&P/TSX Composite Equity Index falling by 3.85%. Although both the U.S. and Canadian equity markets posted losses year to date, the Canadian equity market managed to outperform the U.S. market by 3.72%. The top performing sectors were Health Care (20.02%), Telecom (5.85%), Consumer Discretionary (5.28%) and Materials (-0.21%).

It is expected that economic growth will vary considerably across regions and countries. For instance, key emerging economies such as Brazil, Russia, India and China are expected to lead the global recovery. The developed nations such as the U.S. and Europe may continue to face multiple challenges, such as further credit write downs at financial institutions, sluggish credit growth, stricter regulatory constraints and increasing unemployment.
If the economic outlook deteriorates considerably, governments may be pressed towards providing additional support for their economies. The uncertainty with respect to the aforementioned will continue to cause volatility in the financial markets going forward. The general consensus among economists is that the U.S economy will experience slow growth in the upcoming quarters.

The Canadian economy is projected to return to positive growth for 2010. The Canadian economy remains one of the most resilient developed economies in the world. Unfortunately, given the close economic ties with the U.S., the anticipated slowdown in economic activity for the second half of 2010 in the U.S. can have an adverse effect on the Canadian economy.

It is expected that the second half of 2010 will remain challenging with equity markets continuing to be volatile. As such, the Fund Managers would emphasize reducing equity while increasing the bond component with a focus on securities with a high income element and low volatility.

Ms. Amoy Van Lowe
President
UTC North American Fund Inc. (the "Fund") is distributed in the U.S. by UTC Financial Service USA, Inc. (the "Broker-Dealer"), a FINRA member firm. The Fund and the Broker-Dealer are affiliated through UTC Fund Services, Inc., the registered investment adviser to the Fund and the parent to the Broker- Dealer.

UTC North American Fund, Inc.
Investment Results
For the Six-Months Ended June 30, 2010 (Unaudited)

		Annualized
	Six Months Ended June 30, 2010	One Year Ended June 30, 2010	Five Years Ended June 30, 2010	Ten Years Ended June 30, 2010
UTC North American Fund	(6.20)%	6.46%	(3.39)%	(2.65)%
S&P 500 Index	(6.65)%	14.43%	(0.79)%	(1.59)%
UTC North American Fund Blended Index	(3.01)%	13.00%	1.03%	0.83%
Barclays Capital Government/Credit Bond Index	5.49%	9.65%	5.26%	6.48%

S&P 500 INDEX - An unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of the 500 stocks which represent all major industries.

BARCLAYS CAPITAL GOVERNMENT/CREDIT BOND INDEX – The Barclays Government/Credit Index tracks the performance of U.S. dollar-denominated, domestic, investment grade debt. The issues included in the index are obligations of the U.S. Government, its agencies or corporations. Issues are only included if they have at least the required minimum outstanding ($250 million) and a maturity of more than one year.

UTC NORTH AMERICAN FUND BLENDED INDEX - Represents an index which consists of a 70 / 30% weighting between the S&P 500 index and the Barclays Capital Government/Credit Bond index.

UTC North American Fund, Inc.
Additional Information on Fund Expenses
For the Six-Months Ended June 30, 2010 (Unaudited)

As a shareholder of the mutual fund, you incur two types of costs: (1) transaction costs, no sales load for this fund; redemption fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (01/01/10 – 06/30/10).

Actual Expenses

The first line of the table below provides information about account values based on actual returns and actual expenses. Although the Fund charges no sales load, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, currently the Fund’s transfer agent charges a $15.00 fee. You will be charged a redemption fee equal to 2.00% of the value of shares redeemed if you redeem your shares in the Fund 30 days after the date of purchase. To the extent the Fund invests in shares of other investment companies as a part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying fund in addition to the expenses of the Fund. Actual expenses of the underlying funds are expected to vary. These expenses are not included in the example below. The example below includes management fees, registration fees and other expenses.  However, the example below does not include portfolio trading commissions and related expenses and other extraordinary expenses as determined under generally accepted accounting principals. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period'' to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical return and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as, redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

For the Six Months Ended June 30, 2010
	Beginning Value	Ending Value	Expenses Paid During
	01/1/10	06/30/10	the Period
01/1/10 - 06/30/10*

Actual	$ 1,000.00	$ 938.00	$ 13.07
Hypothetical (5% annual return before expenses)	$ 1,000.00	$ 1,024.79	$ 13.66
* Expenses are equal to the Fund’s annualized expense ratio of 2.72% multiplied by the average account value over the period multiplied by 181/365 (to reflect the one-half year period).

UTC North American Fund, Inc.
Asset Breakdwon
June 30, 2010
(as a % of investments)

Mortgage Backed Securities 0.7%
Short Term Securities 1.2%
Asset Backed Securities 0.5 %
Exchange Traded Funds 8.2%
Corporate Bonds 17.1%
Common Stocks 72.3%

UTC North American Fund, Inc.
Schedule of Investments
June 30, 2010 (Unaudited)

Number of Shares		Market Value	Number of Shares		Market Value
	COMMON STOCKS - 72.5%			Health Care - 2.7%
			5,200	Beckman Coulter, Inc.	$313,508
	Capital Goods - 2.4%		17,800	Boston Scientific Corp. (a)	103,240
53,815	General Electric Company	$776,012	6,300	Pfizer Inc.	89,838
			6,300	UnitedHealth Group, Inc.	178,920
	Communications Equipment - 2.4%		3,700	WellPoint Inc. (a)	181,041
36,214	Cisco Systems, Inc. (a)	771,720			866,547
				Hotels, Restaurants & Leisure - 3.0%
	Computers & Peripherals - 2.8%		14,890	McDonald's Corp.	980,804
20,741	Hewlett Packard Co.	897,671
				Household Products - 2.3%
	Consumer Discretionary - 7.0%		12,493	Procter & Gamble Co.	749,330
8,700	Darden Restaurants, Inc.	337,995
19,037	Target Corp.	936,049		Insurance - 4.2%
7,200	The TJX Companies, Inc.	302,040	5,200	Aflac, Inc.	221,884
9,400	The Walt Disney Co.	296,100	42,466	Great-West Lifeco Inc. (e)	960,177
10,100	Yum! Brands, Inc.	394,304	10,200	The Progressive Corp.	190,944
		2,266,488			1,373,005

	Data Processing - 1.7%			Integrated Oil & Gas - 3.2%
13,863	Automatic Data Processing, Incorporated	558,124	3,900	Apache Corp.	328,341
			4,700	Devon Energy Corp.	286,324
	Electric Utilities - 0.6%		5,400	Occidental Petroleum Corp.	416,610
11,500	Duke Energy Corp.	184,000			1,031,275

	Electronic Equipment, Instruments			Internet Software & Services - 3.5%
	& Components - 0.7%		3,750	Baidu, Inc. - ADR (a)(e)	255,300
7,500	Agilent Technologies, Incorporated (a)	213,225	1,977	Google Inc. - Class A (a)	879,666
					1,134,966
	Energy Equipment & Services - 0.9%
3,500	Schlumberger Ltd (e)	193,690		Machinery - 1.3%
2,500	Transocean Ltd. (a)(e)	115,825	7,019	Caterpillar Inc.	421,631
		309,515
	Financial Services - 5.5%			Marine - 2.0%
10,799	Bank of America Corp.	155,182	59,072	Diana Shipping Inc. (a)(e)	665,151
17,960	Bank of Montreal (e)	974,130
9,800	Citigroup, Inc. (a)	36,848		Metals & Mining - 2.8%
2,500	The Goldman Sachs Group, Inc.	328,175	8,166	POSCO - ADR (e)	770,217
8,100	JPMorgan Chase & Co.	296,541	13,491	Yamana Gold Inc. (e)	138,958
		1,790,876			909,175

	Food & Staples Retailing - 4.5%			Oil, Gas & Consumable Fuels - 8.8%
15,570	Shoppers Drug Mart Corp. (e)	481,485	25,767	Energy Transfer Partners, L.P.	1,195,589
20,327	Wal-Mart Stores, Inc.	977,119	19,435	Petroleo Brasileiro S.A.
		1,458,604		- Petrobras - ADR (e)	667,009
			17,200	Plains All American Pipeline. L.P.	1,009,640
					2,872,238

UTC North American Fund, Inc.
Schedule of Investments (continued)
June 30, 2010 (Unaudited)

Number of Shares		Market Value	Principal Amount		Market Value
	Semiconductors - 1.2%			ASSET BACKED SECURITIES - 0.5%
19,300	Intel Corporation	375,385		Continental Airlines Inc. Pass Thru Certificates,
			$62,214	Series 2000-2, 7.707%, 04/02/2021	$63,769
	Software - 1.4%			(Acquired 7/19/2005, Cost $62,280)(c)(d)
5,100	Autodesk, Incorporated (a)	124,236		FedEx Corporation,
9,400	Intuit (a)	326,838	82,058	1993-A, 8.760%, 05/22/2015	93,405
		451,074
				TOTAL ASSET BACKED SECURITIES
	Technology - 2.1%			(Cost $155,646)	157,174
17,400	Corning Inc.	281,010
3,300	International Business Machines Corp.			CORPORATE BONDS - 17.2%
	(IBM)	407,484		Insurance - 1.0%
		688,494		Sagicor Finance Limited
			300,000	7.500%, 05/12/2016, (Acquired
	Telecommunications - 1.2%			4/22/2009, Cost $305,980) (c)(e)(g)	327,838
8,500	American Tower Corporation - Class A(a)	378,250
				Metals - 2.5%
	Tobacco - 2.7%			Usiminas Commercial Ltd
44,450	Altria Group, Inc.	890,778	750,000	7.250%, 01/18/2018 (Acquired
				07/10/2009 through 09/03/2009,
	Transportation - 1.0%			Cost $789,304) (c)(d)(e)(g)	810,000
4,900	Union Pacific Corporation	340,599
				Oil, Gas & Consumable Fuels - 3.7%
	Wireless Telecommunication Services - 0.6%			Petroldrill Four Ltd.
6,406	Rogers Communications, Inc. - Class B		100,023	4.620%, 04/15/2016	105,203
	(Acquired 10/12/2009 through 10/13/2009,			Rowan Companies
	Cost $172,347)Class B (c)(e)	209,291	50,000	5.880%, 03/15/2012	51,457
				Talisman Energy, Inc.
	TOTAL COMMON STOCKS		840,000	7.750%, 06/01/2019 (e)	1,032,981
	(Cost $23,617,899)	23,564,228			1,189,641

	EXCHANGE TRADED FUNDS - 8.2%			Rail Transportation - 2.6%
	Investment Companies - 8.2%			Canadian Pacific Railway Co.
62,319	iShares CDN S&P/TSX 60 Index Fund (e)	972,939	720,000	7.250%, 05/15/2019 (e)	858,755
32,182	iShares MSCI Emerging Markets Index	1,201,032
17,679	Market Vectors Russia ETF	495,896		Securities and Commodity Contracts
	TOTAL EXCHANGE TRADED FUNDS			Intermediation and Brokerage - 2.0%
	(Cost $2,643,000)	2,669,867		The Goldman Sachs Group, Incorporated,
			588,000	7.500%, 02/15/2019 658,313
				Telecommunication Services - 2.4%
				Brasil Telecom S/A,
			740,000	9.380%, 08/18/2015 (b)(e)	769,600

The accompaying notes are an integral part of these financial statements.

UTC North American Fund, Inc.
Schedule of Investments (continued)
June 30, 2010 (Unaudited)

Principal Amount		Market Value
	Tobacco - 0.9%
	Altria Group, Incorporated,		ADR - American Depositary Receipt
260,000	8.500%, 11/10/2013	$303,735	(a) - Non-income producing security
			(b) - Callable Security
	Transportation - 0.7%		(c) - Restricted Security. The total value of restricted securities is $1,410,898 (4.3% of net assets) at June 30, 2010.
	The Burlington Northern and		(d) - 144A Securities
	Santa Fe Railway Company,		(e) - Foreign Issued Securities
92,776	5.943%, 01/15/2022 105,650		(f) - Variable Rate
	Norfolk Southern Corporation,		(g) - Illiquid Securities
100,000	5.257%, 09/17/2014	109,415
		215,065
	Utilities - 1.4%
	Petroleum Co. Trinidad & Tobago Ltd.
390,000	9.750%, 08/14/2019 (e)	446,550
	TOTAL CORPORATE BONDS
	(Cost $5,218,573)	5,579,497

	MORTGAGE BACKED SECURITIES - 0.7%
	GS Mortgage Securities Corp. II
250,000	Series 2007-GG10, Class A4,
	5.805%, 08/10/2045 (f)	246,361

	TOTAL MORTGAGE BACKED SECURITIES
	(Cost $179,803)	246,361

	SHORT TERM INVESTMENTS - 1.2%
	U.S. Treasury Bills - 1.2%
	United States Treasury Bills
387,000	0.19%, 12/16/2010	386,648
9,000	0.19%, 01/13/2011	8,991
	TOTAL SHORT TERM INVESTMENTS
	(Cost $395,802) 395,639	395,639

	Total Investments
	(Cost $32,210,723) - 100.3%	32,612,766
	Liabilities in Excess of Other Assets
	- (0.3)%	(108,893)
	TOTAL NET ASSETS - 100.0%	$32,503,873

The accompaying notes are an integral part of these financial statements.

UTC North American Fund, Inc. Statement of Assests and Liabilities June 30, 2010 (Unaudited)		UTC North American Fund, Inc. Statement of Operations For the Six Months Ended June 30, 2010 (Unaudited)
ASSETS:		INVESTMENT INCOME:
Investments, at value (cost $32,210,723)	$32,612,766	Interest income	$285,740
Interest receivable	108,978	Dividend income
Dividends receivable	46,702	(Net of foreign withholding tax of $14,661)	221,157
Cash	700	TOTAL INVESTMENT INCOME EXPENSES	506,897
Other assets	25,655
		EXPENSES
TOTAL ASSETS	32,794,801	Professional fees	92,706
		Distribution fees (Note 4)	86,348
LIABILITIES		Advisory fees (Note 5)	80,366
Accrued audit fees	25,138	Shareholder servicing and accounting costs	60,705
Accrued distribution fees	43,359	Service fees (Note 4)	43,174
Accrued board meeting fees	46,420	Administration fees	32,748
Payable to affiliates	25,036	Board meeting expense (Note 5)	31,725
Accrued service fees	21,679	Custody fees	14,216
Accrued legal fees	63,415	Directors fees and expenses	5,305
Payable to advisor	26,783	Federal and state registration fees	2,627
Other accrued expenses	39,098	Other expenses	20,351
		TOTAL EXPENSES	470,271
TOTAL LIABILITIES	290,928
		NET INVESTMENT INCOME	36,626
NET ASSETS	$32,503,873
		REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net assets consist of:	33,510,421	Net realized gain on investments	995,959
Capital stock ($0.01 par value)		Net change in unrealized
Net investment income	16,766	appreciation/depreciation on investments	(3,149,081)
Accumulated net realized loss on investments	(1,425,357)	NET REALIZED AND UNREALIZED LOSS
Net unrealized appreciation on investments	402,043	ON INVESTMENTS	(2,153,122)
NET ASSETS	$32,503,873	NET INCREASE IN NET ASSETS
		RESULTING FROM OPERATIONS	$(2,116,496)
Shares outstanding (8,000,000 shares authorized)	3,584,053

Net asset value, redemption price
and offering price per share	$9.07

The accompaying notes are an integral part of these financial statements.

UTC North American Fund, Inc.
Statement of Changes in Net Assets

	Six Months End	Year Ended
	June 30, 2010	December 31, 2009
	(Unaudited)
OPERATIONS:
Net investment income (loss)	$36,626	$(35,732)
Net realized gain on investments	995,959	712,553
Change in net unrealized
appreciation/depreciation on investments	(3,149,081)	4,434,854
Net increase (decrease) in net assets from operations	(2,116,496)	5,111,675

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	211,727	310,776
Payments for shares redeemed	(210,211)	(1,406,246)
Redemption fees	1,146	1,555
Net increase (decrease) in net assets
from capital share transactions	2,662	(1,093,915)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(2,113,834)	4,017,760

NET ASSETS
Beginning of period	34,617,707	30,599,947

End of period	$32,503,873	$34,617,707
CHANGE IN SHARES OUTSTANDING:
Shares sold	21,883	36,895
Shares redeemed	(21,401)	(167,417)
Net increase (decrease)	482	(130,522)
Beginning shares	3,583,571	3,714,093
Ending shares	3,584,053	3,583,571

The accompaying notes are an integral part of these financial statements.

UTC North American Fund, Inc.
Financial Highlights

	For the
	Six Months Ended
	6/30/2010		2009		2008		2007		2006		2005
	(Unaudited)

Per Share Data (for a share outstanding throughout the period):

Net asset value, beginning of period	$9.66		$8.24		$12.10		$11.89		$11.01		$10.47

Income from investment operations:
Net investment income (loss)	(0.01	)(1)	(0.01	)(2)	(0.01	)(1)	(0.12	)(1)	(0.04	)(1)	(0.12	)(1)
Net realized and unrealized
gain (loss) on investments	(0.06)		1.43		(3.85)		0.33		0.92		0.72
Total from investment operations	(0.59)		1.42		(3.86)		0.21		0.88		0.60

Less distributions from net investment income	0.00		0.00		0.00		0.00		0.00		(0.06)

Net asset value, end of period	$9.07		$9.66		$8.24		$12.10		$11.89		$11.01

Total return	(6.20	)%(3)	17.23%		(31.90)%		1.77%		7.99%		5.69%

Supplemental data and ratios:
Net assets, end of period (in thousands)	$32,504		$34,618		$30,599		$16,134		$18,455		$19,416

Ratio of expenses to average net assets	2.72	%(4)	2.97%		3.93%		3.51%		3.50%		3.10%

Ratio of net investment income (loss) to average net assets	0.21	%(4)	(0.11)%		(1.37)%		(0.95)%		(0.97)%		(0.69)%

Portfolio turnover rate	30.68%		33.49%		19.95%		4.73%		26.09%		26.43%

(1) Net investment income (loss) per share is calculated using the ending balance of undistributed net investment loss prior to consideration of adjustments for permanent book to tax differences.
(2) Net investment loss per share is calculated using average shares outstanding.
(3) Not Annualized
(4) Annualized

The accompanying notes are an integral part of these financial statements.

UTC North American Fund, Inc.
Notes to the Financial Statements
June 30, 2010 (Unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

UTC North American Fund, Inc. (the “Fund”) is organized as a Maryland Corporation, incorporated on October 24, 1990, and registered as an open-end, diversified, management investment company under the Investment Company Act of 1940, as amended. The Fund is subject to expenses pursuant to service and distribution plans described in Note 4. The Fund charges a 2% redemption fee for redemptions of Fund shares held for less than 30 days. The Fund’s investment objective is high current income and capital appreciation.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

a) Investment Valuation – Securities listed on the NASDAQ National Market are valued at the NASDAQ Official Closing Price (“NOCP”). Other securities traded on a national securities exchange (including options on indices so traded) are valued at the last sales price on the exchange where primarily traded. Exchange-traded securities for which there is no NOCP are valued at the mean of the bid and ask prices. Securities for which market quotations are not readily available are valued at fair market value as determined in good faith under procedures established by the Board of Directors. Debt securities maturing in 60 days or less are valued at amortized cost, which approximates fair value. Debt securities having maturities over 60 days or for which amortized cost is not deemed to reflect fair value may be priced by independent pricing services that use prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics.

The Fund adopted FASB ASC 820, Fair Value Measurements and Disclosure (ASC 820)(formerly known as FASB 157) effective January 1, 2008. In accordance with ASC 820, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes.

Summary of Fair Value Exposure at June 30, 2010

The Fund has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determination. Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 - Quoted prices in active markets for identical securities.
Level 2 - Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - Significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The investments whose values are based on quoted market prices in active market, and are therefore classified within level 1, include active listed domestic equities, including listed ADRs and Exchange Traded Funds.

Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within level 2. These include asset backed securities, investment grade corporate bonds, U.S. government and sovereign obligations, government agency securities, certain mortgage products, and ADRs.

The following is a summary of the inputs used to value the Fund's portfolio as of June 30, 2010:

	Level 1	Level 2	Level 3	Total
Asset Backed
Securities	$-	$157,174	$-	$157,174
Common Stocks	23,354,937	209,291	-	23,564,228
Investment Company	2,669,867	-		2,669,867
Corporate Bonds	-	5,579,497	-	5,579,497
Mortgage Backed
Securities	-	246,361	-	246,361
Short-Term Investments	-	395,639	-	395,639
Total*	$26,024,804	$6,587,962	-	$32,612,766

UTC North American Fund, Inc.
Notes to the Financial Statements
June 30, 2010 (Unaudited)

Fair Value Measurement Using Significant Unobservable Inputs (Level 3)	Investments in Securities Period Ended June 30, 2010

Fair Value as of 12/31/09	$735,299
Total unrealized gain (losses) included in earnings	12,488
Total realized gain (losses) included in earnings	9,713
Net purchase (sales)	(757,500)
Fair Value as of 06/30/10
$-

In January 2010, FASB issued Accounting Standards Update No. 2010-06, Improving Disclosures about Fair Value Measurements
(ASU 2010-06).  ASU 2010-06 requires new disclosures regarding transfers in and out of Levels 1 and 2 (effective for interim and annual periods beginning after December 15, 2009), as well as additional details regarding Level 3 transaction activity (effective for interim and annual periods beginning after December 15, 2010).  There were no significant transfers into or out of Level 1 and
Level 2 fair value measurements during the reporting period for the Fund, as compared to their classification from the most recent annual report.

* Additional information regarding the industry and/or geographical classification of these investments is disclosed in the schedule of investments.

The Fund adopted FASB ASC 815, Derivatives and Hedging (ASC 815)(formerly known as FAS 161), effective November 15, 2008.  ASC 815 is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund’s financial position and results of operations. The Fund does not maintain any positions in derivative instruments, and did not engage in hedging activities during the six months ended June 30, 2010.

b) Federal Income Taxes – Provision for federal income taxes or excise taxes has not been made since the Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.

c) Distributions to Shareholders – Dividends from net investment income and distributions of net realized gains, if any, will be declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date. The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain items for financial statement purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

d) Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from those estimates.

e) Foreign Securities - Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and the U.S. government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government.

f) Foreign Currency Translations - The books and records of the Fund are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis: (i) market value of investment securities, assets and liabilities at the daily rates of exchange, and (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions. For financial reporting purposes, the Fund does not isolate changes in the exchange rate of investment securities from the fluctuations arising from changes in the market prices of securities. However, for federal income tax purposes the Fund does isolate and treat as ordinary income the effect of changes in foreign exchange rates on realized gain or loss from the sale of investment securities and payables and receivables arising from trade date and settlement date differences.

g) Recent Accounting Pronouncement - On January 21, 2010, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update No. 2010-06, Improving Disclosures about Fair Value Measurements, which amends FASB Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures, and requires additional disclosures regarding fair value measurements. Specifically, the amendment requires reporting entities to disclose (i) the input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements, for Level 2 or Level 3 positions, (ii) significant transfers between all levels (including Level 1 and Level 2) will be required to disclose on a gross basis (i.e. transfers out must be disclosed separately from transfers in) as well as the reason(s) for the transfer, and (iii) purchases, sales, issuances, and settlements must be shown on a gross basis in the Level 3 roll forward rather than as one net number. The effective date of the amendment is for interim and annual periods beginning after December 15, 2009; however, the requirement to provide the Level 3 activity for purchases, sales, issuances, and settlements on a gross basis will be effective for interim and annual periods beginning after December 15, 2010.

UTC North American Fund, Inc.
Notes to the Financial Statements
June 30, 2010 (Unaudited)

h) Other – Investment and shareholder transactions are recorded on the trade date. The Fund determines the gain or loss realized from the sale of investment securities by comparing the original cost of the security lot sold with the net sales proceeds. Dividend income is recognized on the exdividend date or as soon as information is available to the Fund and interest income is recognized on an accrual basis.

Bond premiums and discounts are amortized using the
effective interest method.

2. INVESTMENT TRANSACTIONS AND TAX INFORMATION

The aggregate purchases and sales of securities, excluding short-term investments, by the Fund for the six months ended June 30, 2010 were as follows:

	Purchase	Sales
U.S. Government	-	1,651,438
Other	10,600,637	8,529,430

             At December 31, 2009, the Fund had accumulated capital loss carryforwards of $2,339,962. In prior years, the Fund had accumulated the following capital loss carryforwards:

Amount	Expiration
$ 413,844	2010
244,113	2011
1,112,247	2012
569,758	2016

             To the extent that the Fund realizes future net capital gains, those gains will be offset by any unused capital loss carryforwards.

As of December 31, 2009, the components of accumulated earnings on a tax basis were as follows:

Cost of investments	$ 31,324,283
Gross unrealized appreciation	$ 5,157,903
Gross unrealized depreciation	(1,566,455)
Net unrealized appreciation	$ 3,591,448
Undistributed ordinary income	-
Undistributed long-term capital gain	-
Total distributable earnings	$ -
Other accumulated losses	(2,437,572)
Total accumulated earnings	$ 1,153,876

There were no distributions made by the Fund during the six months ended June 30, 2010 and the year ended December 31, 2009.

The difference between book basis and tax basis unrealized and realized gains and losses is attributable primarily to the tax deferral of losses relating to wash sale transactions as well as post-October losses.

Under current tax laws, losses realized after October 31 may be deferred and treated as occurring on the first business day of the following fiscal year. The Fund had post-October losses of $19,860 and $77,750, for currency and capital respectively, for the fiscal year ended December 31, 2009.

The Fund is required to perform an evaluation of tax positions taken on previously filed tax returns or expected to be taken on future returns. These positions must meet a "more likely than not" standard that, based on the technical merits, have more than a fifty percent likelihood of being sustained upon examination. In evaluating whether a tax position has met the recognition threshold, the Fund must presume that the position will be examined by the appropriate taxing authority that has full knowledge of all relevant information.

Tax positions not deemed to meet the "more likely than not" threshold are recorded as a tax expense in the current year.

UTC North American Fund, Inc.
Notes to the Financial Statements
June 30, 2010 (Unaudited)

The Fund analyzed all open tax years, as defined by the Statute of Limitations, for all major jurisdictions. Open tax years are those that are open for exam by taxing authorities. As of June 30, 2010, tax years include the tax years ended December 31, 2006 through December 31, 2009. The Fund has no examination in progress. The Fund has reviewed all open tax years and major jurisdictions and concluded that the adoption of these financial reporting rules resulted in no effect to the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended December 31, 2009.

The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefit will significantly change in the next twelve months.

3. INVESTMENT MANAGEMENT FEE AND OTHER AGREEMENTS

The Fund has an investment advisory and management agreement with UTC Fund Services, Inc. (the Adviser). Under the Fund’s investment management agreement, the Adviser provides the Fund with investment advisory and management services for which the Fund pays a fee at an annual rate of the greater of $50,000 or 0.75% of the portion of the daily net assets not exceeding $10 million; 0.50% of the portion of the daily net assets exceeding $10 million but not exceeding $20 million; and 0.25% of the portion of the daily net assets exceeding $20 million.

U.S. Bancorp Fund Services, LLC serves as Transfer Agent, Administrator and Accounting Services Agent for the Fund. U.S. Bank, N.A. serves as Custodian for the Fund.

4. SERVICE AND DISTRIBUTION PLANS

The Fund pays service fees to certain entities for personal service and/or maintenance of shareholder accounts. Service fees are calculated up to 0.25% of each shareholder account opened with the Fund as a result of a sale made by the particular entity of the Fund’s shares. The Fund incurred service fees of $43,174 under this agreement during the six months ended June 30, 2010.

The Board of Directors has adopted a Distribution Plan (the “Plan”) applicable to the Fund under Rule 12b-1 of the Investment Company Act of 1940, as amended. Pursuant to the Plan, registered brokers and dealers and qualified recipients are reimbursed by the Fund for services provided and expenses incurred in connection with the sale of the Fund’s shares of up to 0.50% of the average daily net assets of the Fund. In November 2002, the Fund entered into a distribution agreement with UTC Financial Services USA, Inc. (“UTCFS’’), an affiliate of the Fund, a registered broker-dealer and subsidiary of the Trinidad & Tobago Unit Trust Corporation (“UTC”), the Fund’s sponsor, for distribution of Fund shares in the United States of America. For the six months ended June 30, 2010, UTCFS and UTC earned $86,348.

5. TRANSACTIONS WITH AFFILIATES

As of June 30, 2010, the Trinidad & Tobago Unit Trust Corporation (“TTUTC”) owned 72.07% percent of the outstanding shares of the Fund. The investment activities of TTUTC could have a material effect on the Fund.

For the six months ended June 30, 2010 the Fund paid to its affiliates, $80,366, $86,348, $43,174 and $31,725 for advisory, distributions fees, services fees and board meeting expenses respectively.

6. GUARANTEES AND INDEMNIFICATIONS

In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims against the Fund that have not yet occurred. Based on experience, the Fund expects the risk of loss to be remote.

7. SUBSEQUENT EVENTS

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosures.

UTC North American Fund Inc.
Disclosure Regarding the Board of Directors Approval of the
Investment Advisory Contract for the UTC North American Fund

Members of the board of directors of the UTC North American Fund (the “Board”), including a majority of whom are not affiliated with the Fund's adviser (“Independent Directors”), met on February 12, 2010 to consider the renewal of the Fund's investment advisory contract. Although the Independent Directors met specifically on that date to consider the renewal of the investment advisory contract, the Independent Directors received information periodically throughout the year that they considered in the investment advisory contract renewal process. Based on its evaluation of information provided by the Adviser, in conjunction with the Fund's other service providers, the Board, including a majority of the Independent Directors, approved the continuation of the investment management agreement for the Fund for an additional one-year period.

In considering the contract and reaching its conclusions, the Board reviewed and analyzed various factors that it determined were relevant, including the factors below.

1. Nature, Extent and Quality of Services Provided to the Fund – The Board’s analysis of the nature, extent and quality of the Adviser’s services to the Fund took into account knowledge gained from the Board’s regular quarterly meetings with the Adviser throughout the year. In addition, the Board reviewed and considered the Adviser’s resources and key personnel involved in providing investment management services to the Fund and the Adviser’s management history. The Board also considered other services that the Adviser provided for the Fund, such as the selection of broker-dealers for execution of portfolio transactions, monitoring adherence to the Fund’s investment restrictions, providing support services to the Board and the Audit Committee of the Board, oversight of the Fund’s other service providers and monitoring compliance with other applicable securities laws and regulations. The Board concluded that the nature, extent and quality of the services provided by the Adviser to the Fund was appropriate and that the Fund was likely to continue to benefit from services provided under its contract with the Adviser.

2. Investment Performance of the Adviser and the Fund – In considering the investment performance of the Fund, the Board reviewed information regarding the Fund’s performance in comparison to various stock market indices and also peer funds. With respect to the Fund’s performance relative to stock market indices, the Board noted the Fund’s performance relative to its benchmarks for the year ended December 31, 2009 and for the period since the Adviser commenced its services for the Fund. The Board also considered the Adviser’s quarterly portfolio commentary and review of the Fund’s performance, including discussions regarding the Fund’s performance during those periods. The Board also reviewed and compared the Fund’s performance relative to other peer funds. After considering all of the information, the Board concluded that, although past performance is not a guarantee of future results, the Fund and its shareholders were likely to benefit from the Adviser’s management of the Fund.

3. Costs of Services Provided and Profits Realized by the Adviser – The Board examined the fee and expense information for the Fund relative to other funds of comparable size, character and investment objective. The Board noted the Fund’s investment management fee and total expense ratio relative to peer funds. The Board also reviewed and considered management fees charged by the Adviser to other investment advisory clients and generally discussed the cost of obtaining alternative investment advisory services. In light of all of the information that the Board received and considered, it concluded that the management fees were reasonable with respect to the services provided and the performance of the Fund.

4. Economies of Scale and Fee Levels Reflecting Those Economies – The Board considered the extent to which economies of scale would be realized as the Fund grows, including a consideration of breakpoints in the investment management agreement fee schedule. The Board noted that the investment management fees were adjusted if economies of scale were realized as the Fund grew.

5. Benefits Derived from the Relationship with the Fund – The Board noted that the Adviser received minimal ancillary benefits from its association with the Fund in the form of soft-dollar research and the development of managed account relationships.

After consideration of the above factors as well as other factors, the Board, including a majority of the Independent Directors, concluded that the approval of the renewal of the Fund's advisory agreement was in the best interest of the Fund and its shareholders.

UTC North American Fund, Inc.

Availability of Proxy Voting Information: A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800- 368-3322 or on the SEC website at www.sec.gov.

The actual voting recorded relating to portfolio securities during the twelve month period ended June 30 (as filed with the SEC on Form N-PX) are available without charge by calling 1-800-368-3322 or by accessing the SEC’s website at www.sec.gov.

Availability of Quarterly Portfolio Schedule: The Fund files complete schedules of portfolio holdings for the Fund’s first and third fiscal quarters with the SEC on Form N-Q. The Fund’s Form N-Q is available on the SEC website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-732-0330.

UTC North American Fund, Inc.

DIRECTORS AND PRINCIPAL OFFICERS
Gayle Daniel-Worrell, Chairman and Secretary
Jean P. Alexander, Director
Melania Haynes, Director
Lucille Mair, Director
Ajatta Mediratta, Director
Amoy Van Lowe, President
Michelle Persad, Treasurer
Laura Alleyne, Chief Compliance Officer

INVESTMENT ADVISER
UTC Fund Services, Inc.
c/o Trinidad and Tobago Unit Trust Corporation
UTC Financial Centre
82 Independence Square
Port of Spain, Trinidad

DISTRIBUTOR
UTC Financial Services USA, Inc.
c/o Trinidad & Tobago Unit Trust Corporation
UTC Financial Centre
82 Independence Square
Port of Spain, Trinidad

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
PricewaterhouseCoopers LLP
100 East Wisconsin Avenue, Suite 1800
Milwaukee, Wisconsin 53202

LEGAL COUNSEL
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202

CUSTODIAN
U.S. Bank, N.A.
1555 N. RiverCenter Drive, Suite 302
Milwaukee, Wisconsin 53212

ADMINISTRATOR, TRANSFER AGENT
AND FUND ACCOUNTANT
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Code of ethics or amendment thereto. Not Applicable.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

UTC North American Fund

By /s/ Amoy Van Lowe
           Amoy Van Lowe, President

Date   September 3, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ Amoy Van Lowe
Amoy Van Lowe, President

Date September 3, 2010

By /s/ Michelle Persad
Michelle Persad, Treasurer

Date September 6, 2010